Exhibit 99.1

News Release

Inquiries: Jeanne Leonard, Liberty Property Trust, 610.648.1704

Liberty Property Trust Announces Fourth Quarter and Full Year Results

Fourth quarter highlights include:

•                  Funds from Operations $0.65 per share

•                  2.5 million square feet of non-core, suburban office and flex properties sold for $265 million

•                  $75 million in developments delivered at a yield of 7.9%

•                  $108 million in new developments started at a projected stabilized yield of 8.5%

•                  Same store operating income increased by 2.6% over the 2014 fourth quarter

•                  Same store operating income for the industrial distribution portfolio increased by 6.5% over the 2014 fourth quarter

•                  Industrial distribution rents increased 8.8%

•                  197,000 shares repurchased for $6.3 million, an average price of $32.18 per share

Full year highlights include:

•                  Funds from Operations $2.69 per share

•                  Six million square feet of properties sold for $562 million

•                  $251 million in developments delivered at a yield of 8.2%

•                  $518 million in new developments started at a projected yield of 8.1%

•                  Same store operating income increased by 2.4% over 2014

•                  Same store operating income for the industrial distribution portfolio increased by 5.0% over 2014

•                  Industrial distribution rents increased by 9.4%

•                  2.3 million shares repurchased for $71.8 million, an average share price of $30.90 per share

Malvern, PA, February 9, 2016 - Liberty Property Trust reported that funds from operations available to common shareholders (diluted) (“FFO”) for the fourth quarter of 2015 was $0.65 per share, compared to $0.67 per share for the fourth quarter of 2014. For the year ended December 31, 2015, FFO per share was $2.69, compared to $2.48 for 2014.

Net income per share (diluted) was $0.54 for the fourth quarter of 2015 and $0.55 for the fourth quarter of 2014. Net income per share (diluted) for the full year 2015 was $1.60, compared with $1.47 for 2014.

“Even though the year has started with choppy financial markets, we continue to benefit from a very strong real estate market and we expect 2016 to be another very good year. This strength manifests itself in outstanding opportunities for leasing and development in our industrial portfolio and strong demand from the investment buyer universe. In addition, we continue to be encouraged by the strengthening office market in a resurgent Philadelphia,” said Bill Hankowsky, chairman, president, and chief executive officer.

Portfolio Performance

Occupancy: At December 31, 2015, Liberty’s in-service portfolio of 104 million square feet was 93.7% occupied, compared to 93.2% at the end of the third quarter of 2015. During the quarter, Liberty completed lease transactions totaling 7.0 million square feet of space. Liberty leased 29.2 million square feet of space in 2015.

Same Store Performance: Property level operating income for same store properties increased by 0.9% on a cash basis and by 2.6% on a straight line basis for the fourth quarter of 2015 compared to the same quarter in 2014 and increased by 1.6% on a cash basis and 2.4% on a straight line basis for the full year 2015 compared to 2014.

Real Estate Investments

Development Deliveries: In the fourth quarter, Liberty brought into service five development properties for a total investment of $75.3 million. The properties contain 678,000 square feet of leasable space and were 98.6% occupied as of the end of the quarter. The yield on these properties at December 31, 2015 was 7.9%.

Development Starts: In the fourth quarter, Liberty began development of five properties totaling 806,000 square feet of leasable space at a projected investment of $107.6 million. The properties include 311,000 square feet of office space that is 79% pre-leased and 496,000 square feet of industrial buildings for inventory:

•                  4485 Premier Drive, High Point, North Carolina, a 140,000 square foot distribution building, 57% pre-leased.

•                  3225 and 3525 Gravel Springs Road in Buford, Georgia, two distribution buildings totaling 356,000 square feet

•                  1050 Constitution Avenue, a 175,000 square foot office build-to-suit at The Navy Yard in Philadelphia, 100% leased

•                  1930 West Rio Salado Parkway, Tempe, Arizona, a 136,000 square foot office building, 51% pre-leased.

Acquisitions: In the fourth quarter, Liberty acquired one industrial property in Shakopee, Minnesota, for $11.0 million. The 198,000 square foot distribution building was vacant as of December 31, 2015 and is expected to yield 7.3% at stabilization.

Real Estate Dispositions

During the fourth quarter, Liberty sold 45 operating properties which contained 3.2 million square feet of leasable space and 20.4 acres of land for $300.3 million. These properties were 87.0% leased at the time of sale. In addition, a joint venture in which Liberty holds a 25% interest sold one property, which contained 80,000 square feet of leasable space, for $5.0 million. The property was 38.5% leased at the time of sale.

Capital and Balance Sheet Activity

During the fourth quarter Liberty prepaid in full, without penalty, a $59.7 million, 7.5% mortgage loan due March 1, 2016 and satisfied $16.0 million in 3.4% unsecured notes due December 1, 2015.

Liberty also repurchased 197,000 common shares for $6.3 million, an average price of $32.18 per share.

About the Company

Liberty Property Trust (NYSE:LPT) is a leader in commercial real estate, serving customers in the United States and United Kingdom, through the development, acquisition, ownership and management of superior office and industrial properties. Liberty’s 104 million square foot portfolio includes 691 properties which provide office, distribution and light manufacturing facilities to 1,600 tenants.

Additional information about the company, including Liberty’s Quarterly Supplemental Package with detailed financial information is available in the Investors section of the Company’s web site at www.libertyproperty.com. If you are unable to access the web site, a copy of the supplemental package may be obtained by contacting Liberty by phone at 610-648-1704, or by e-mail to jleonard@libertyproperty.com.

Liberty will host a conference call during which management will discuss fourth quarter and full year results, on Tuesday, February 9, 2016, at 1 p.m. Eastern Time.  To access the conference call, please dial 855-277-7530. The passcode needed for access is 70954606. A replay of the call will be available until March 9, 2016, by dialing 1-855-859-2056 using the same passcode as above. The call can also be accessed via the Internet on the Investors page of Liberty’s web site at www.libertyproperty.com.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law.  These forward-looking statements include statements relating to, among others things, achievement of strategic targets, expectations for our operating results, business and financial condition, business and our growth prospects, as well as statements that are generally accompanied by words such as “believes,” “anticipates,” “expects,” “estimates,” “should,” “seeks,” “intends,” “proposed,” “planned,” “outlook,” “remain confident,” and “goal” or similar expressions. Although Liberty believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-

looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results.  These risks, uncertainties and other factors include, without limitation, uncertainties affecting real estate business generally (such as entry into new leases, renewals of leases and dependence on tenants’ business operations), risks relating to the integration of the operations of entities that we have acquired or may acquire, risks relating to our plans for disposing of certain properties, risks relating to financing arrangements and sales of securities, possible environmental liabilities, risks relating to leverage and debt service (including availability of financing terms acceptable to the company and sensitivity of the company’s operations and financing arrangements to fluctuations in interest rates), dependence on the primary markets in which the company’s properties are located, the existence of complex regulations relating to status as a REIT and the adverse consequences of the failure to qualify as a REIT, risks relating to litigation, including without limitation litigation involving entities that we have a acquired or may acquire, and the potential adverse impact of market interest rates on the market price for the company’s securities, and other risks and uncertainties detailed in the company’s filings with the Securities and Exchange Commission.  The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

# # #

Liberty Property Trust

Statement of Operations

December 31, 2015

(Unaudited and in thousands, except per share amounts)

	Quarter Ended		Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014

Operating Revenue
Rental	$143,204	$146,726	$584,165	$568,346
Operating expense reimbursement	56,178	56,959	224,608	224,285
Total operating revenue	199,382	203,685	808,773	792,631

Operating Expenses
Rental property	33,728	34,397	132,702	138,124
Real estate taxes	26,831	26,002	105,410	101,814
General and administrative	17,282	15,250	68,710	63,327
Depreciation and amortization	55,228	58,759	226,575	231,943
Impairment - real estate assets	1,126	117	18,244	117
Total operating expenses	134,195	134,525	551,641	535,325

Operating Income	65,187	69,160	257,132	257,306

Other Income/Expense
Interest and other income	4,952	5,883	22,863	17,669
Interest expense	(32,484)	(36,252)	(135,779)	(151,887)
Total other income/expense	(27,532)	(30,369)	(112,916)	(134,218)

Income before gain on property dispositions, income taxes, noncontrolling interest and equity in earnings of unconsolidated joint ventures	37,655	38,791	144,216	123,088
Gain on property dispositions	42,984	43,269	100,314	45,147
Income taxes	(620)	(884)	(3,233)	(2,967)
Equity in earnings of unconsolidated joint ventures	2,344	3,017	3,149	10,314
Income from continuing operations	82,363	84,193	244,446	175,582

Discontinued operations (including net gain on property dispositions of $339 and $46,631 for the quarter and year ended December 31, 2014, respectively)	—	306	—	48,581
Net Income	82,363	84,499	244,446	224,163
Noncontrolling interest - operating partnerships	(2,041)	(2,088)	(6,158)	(5,706)
Noncontrolling interest - consolidated joint ventures	(78)	(73)	(249)	(547)
Net Income available to common shareholders	$80,244	$82,338	$238,039	$217,910

Net income	$82,363	$84,499	$244,446	$224,163
Other comprehensive loss - foreign currency translation	(5,204)	(9,226)	(11,433)	(14,415)
Other comprehensive income (loss) - derivative instruments	1,051	(971)	(488)	(1,961)
Comprehensive income	78,210	74,302	232,525	207,787
Less: comprehensive income attributable to noncontrolling interest	(2,022)	(1,923)	(6,127)	(5,870)
Comprehensive income attributable to common shareholders	$76,188	$72,379	$226,398	$201,917

Basic income per common share
Continuing operations	$0.55	$0.55	$1.61	$1.16
Discontinued operations	$—	$0.01	$—	$0.32
Total basic income per common share	$0.55	$0.56	$1.61	$1.48

Diluted income per common share
Continuing operations	$0.54	$0.55	$1.60	$1.15
Discontinued operations	$—	$—	$—	$0.32
Total diluted income per common share	$0.54	$0.55	$1.60	$1.47

Weighted average shares
Basic	147,164	147,881	148,243	147,216
Diluted	147,730	148,519	148,843	147,886

Amounts attributable to common shareholders
Income from continuing operations	$80,244	$82,039	$238,039	$170,471
Discontinued operations	—	299	—	47,439
Income available to common shareholders	$80,244	$82,338	$238,039	$217,910

Liberty Property Trust

Statement of Funds From Operations

December 31, 2015

(Unaudited and in thousands, except per share amounts)

	Quarter Ended				Year Ended
	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
		Per		Per		Per		Per
		Weighted		Weighted		Weighted		Weighted
		Average		Average		Average		Average
	Dollars	Share	Dollars	Share	Dollars	Share	Dollars	Share

Reconciliation of net income available to common shareholders to NAREIT FFO available to common shareholders - basic:
Basic - income available to common shareholders	$80,244	$0.55	$82,338	$0.56	$238,039	$1.61	$217,910	$1.48

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	2,747		3,366		11,638		13,332
Depreciation and amortization	54,817		58,284		224,917		230,014
Gain on property dispositions / impairment - real estate assets of unconsolidated joint ventures	(11)		—		11,305		(49)
Gain on property dispositions / impairment - real estate assets	(41,858)		(43,491)		(82,070)		(91,071)
Noncontrolling interest share in addback for depreciation and amortization and gain on property dispositions / impairment - real estate assets	(367)		(424)		(3,845)		(3,570)
NAREIT Funds from operations available to common shareholders - basic	$95,572	$0.65	$100,073	$0.68	$399,984	$2.70	$366,566	$2.49

Reconciliation of net income available to common shareholders to NAREIT FFO available to common shareholders - diluted:
Diluted - income available to common shareholders	$80,244	$0.54	$82,338	$0.55	$238,039	$1.60	$217,910	$1.47

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	2,747		3,366		11,638		13,332
Depreciation and amortization	54,817		58,284		224,917		230,014
Gain on property dispositions / impairment - real estate assets of unconsolidated joint ventures	(11)		—		11,305		(49)
Gain on property dispositions / impairment - real estate assets	(41,858)		(43,491)		(82,070)		(91,071)
Noncontrolling interest excluding preferred unit distributions	1,923		1,970		5,686		5,234
NAREIT Funds from operations available to common shareholders - diluted	$97,862	$0.65	$102,467	$0.67	$409,515	$2.69	$375,370	$2.48

Reconciliation of weighted average shares:
Weighted average common shares - all basic calculations	147,164		147,881		148,243		147,216
Dilutive shares for long term compensation plans	566		638		600		670
Diluted shares for net income calculations	147,730		148,519		148,843		147,886
Weighted average common units	3,539		3,554		3,540		3,554
Diluted shares for NAREIT Funds from operations calculations	151,269		152,073		152,383		151,440

The Company believes that the calculation of NAREIT Funds from operations is helpful to investors and management as it is a measure of the Company’s operating performance that excludes depreciation and amortization and gains and losses from property dispositions.  As a result, year over year comparison of NAREIT Funds from operations reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income.  In addition, management believes that NAREIT Funds from operations provides useful information to the investment community about the Company’s financial performance when compared to other REITs since NAREIT Funds from operations is generally recognized as the standard for reporting the operating performance of a REIT.  NAREIT Funds from operations available to common shareholders is defined by NAREIT as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT Funds from operations available to common shareholders does not represent net income or cash flows from operations as defined by GAAP and does not necessarily indicate that cash flows will be sufficient to fund cash needs. It should not be considered as an alternative to net income as an indicator of the Company’s operating performance or to cash flows as a measure of liquidity. NAREIT Funds from operations available to common shareholders also does not represent cash flows generated from operating, investing or financing activities as defined by GAAP.

Liberty Property Trust

Balance Sheet

December 31, 2015

(Unaudited and in thousands, except share and unit amounts)

	December 31, 2015	December 31, 2014
Assets
Real estate:
Land and land improvements	$1,184,927	$1,188,774
Building and improvements	5,131,648	5,339,314
Less: accumulated depreciation	(1,148,928)	(1,182,129)

Operating real estate	5,167,647	5,345,959

Development in progress	360,948	277,411
Land held for development	336,967	269,059

Net real estate	5,865,562	5,892,429

Cash and cash equivalents	35,353	69,346
Restricted cash	9,018	20,325
Accounts receivable	14,343	15,481
Deferred rent receivable	118,787	107,909
Deferred financing and leasing costs, net of accumulated amortization (2015, $175,798; 2014, $156,462)	192,109	192,764
Investments in and advances to unconsolidated joint ventures	218,454	208,832
Assets held for sale	4,954	13,529
Prepaid expenses and other assets	99,049	91,399

Total assets	$6,557,629	$6,612,014

Liabilities
Mortgage loans, net	$307,908	$484,852
Unsecured notes, net	2,580,108	2,498,021
Credit facility	259,000	167,000
Accounts payable	51,382	52,043
Accrued interest	26,154	24,513
Dividend and distributions payable	71,787	72,253
Other liabilities	243,806	219,418
Total liabilities	3,540,145	3,518,100

Noncontrolling interest - operating partnership - 301,483 preferred units outstanding as of December 31, 2015 and 2014	7,537	7,537

Equity
Shareholders’ equity
Common shares of beneficial interest, $.001 par value, 283,987,000 shares authorized, 147,577,984 and 148,557,270 shares issued and outstanding as of December 31, 2015 and 2014, respectively	148	149
Additional paid-in capital	3,669,627	3,688,644
Accumulated other comprehensive loss	(17,893)	(6,252)
Distributions in excess of net income	(698,954)	(654,869)
Total shareholders’ equity	2,952,928	3,027,672

Noncontrolling interest - operating partnership 3,539,075 and 3,553,566 common units outstanding as of December 31, 2015 and 2014, respectively	53,100	54,786
Noncontrolling interest - consolidated joint ventures	3,919	3,919

Total equity	3,009,947	3,086,377

Total liabilities, noncontrolling interest - operating partnership and equity	$6,557,629	$6,612,014